Taxes on Income	12 Months Ended
Dec. 31, 2020
Disclosure of income tax [text block] [Abstract]
TAXES ON INCOME
a.	Corporate tax rates in Israel:

The Israeli corporate income tax rate was 23% in 2020 and 2019.

Cellect Biotech Inc, the U.S incorporated subsidiary is subject to a weighted tax rate of about 21% (Federal tax, State tax and city tax of the city where the company operates) and to the U.S. federal tax reform (Tax Cuts and Jobs Act of 2017).

b.	Final tax assessments:

In 2018, the Company received final tax assessments for the years 2013-2016 following an audit of the income tax of ITA.

c.	Net operating carry forwards losses for tax purposes and other temporary differences:

As of December 31, 2020, the Company had carried forward operating losses amounting to approximately NIS 99,883.

The Company did not recognize deferred tax assets for carry forward operating and capital losses and other temporary differences because their utilization in the foreseeable future is not probable.